UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2008

IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-31655	25-1532164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Main Street, Irwin, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(724) 863-3100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

IBT BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01. Other Events

On April 16, 2008, the Registrant announced the declaration of a cash dividend of $0.25 per share payable on May 7, 2008 to stockholders of record on April 25, 2008. The Registrant also announced the suspension of its Dividend Reinvestment Plan pending completion of its previously-announced merger with S&T Bancorp, Inc. A copy of the press release is furnished with this report as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release, dated April 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBT BANCORP, INC.
Date: April 16, 2008	By:	/s/ Raymond G. Suchta
Raymond G. Suchta Chief Financial Officer (Duly Authorized Representative)